EXHIBIT 32.2

CERTIFICATION

In connection with the Annual Report of EP MedSystems, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, based on his knowledge, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 31, 2006

/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer
(Principal Financial Officer)